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                                                                   EXHIBIT 10.17

                               SECOND AMENDMENT TO
                    THE HEALTH CARE PROPERTY INVESTORS, INC.
                           SECOND AMENDED AND RESTATED
                         DIRECTORS STOCK INCENTIVE PLAN


        Health Care Property Investors, Inc., a Maryland corporation (the "Company"), had adopted by written consent the Second Amended and Restated Directors Stock Incentive Plan (the "Plan"), effective as of April 23, 1997.

        In order to amend the Plan to reflect certain changes with respect to the grant of incentive awards to current Directors, this Amendment to the Plan has been adopted by a written consent of the Board of Directors of the Company, effective as of January 4, 2000.

        1. Section 2(g) and (p) of the Plan shall be amended and restated in its entirety as follows:

                "(g) "Date of Grant" means with respect to the Special Option, January 4, 2000 and with respect to any other Incentive Award, the last Thursday of April of each year (beginning April 28, 1997).

                (p) "Option" means a stock option that does not satisfy the requirements of Section 422 of the Internal Revenue Code and shall include a Special Option, as defined in Section 5(b)(1)."

        2. Section 5 of the Plan shall be amended and restated in its entirety as follows:

        "5. Eligibility.

                (a) Only non-employee Directors shall be eligible to participate in the Plan.

                (b) (1) Each Director who is serving in such capacity as of January 4, 2000 (a "Year 2000 Director") shall be granted on January 4, 2000 an Option to acquire 21,000 shares of Common Stock (the "Special Option").

                        (2) Prior to the termination of the Plan, for each of year 2000, 2001 and 2002, each Year 2000 Director who is serving in such capacity on the applicable Date of Grant shall be granted on such Date of Grant:

                                (A) 400 shares of Restricted Stock; and



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                                (B) if in the preceding calendar year the Total
Return for the Company exceeds by three percentage points the NAREIT Total Return, an Option to acquire an additional 3,000 shares of Common Stock.

                        (3) Prior to the termination of the Plan, on each Date of Grant beginning in 2003 and thereafter, each Year 2000 Director who is serving in such capacity on each Date of Grant shall be granted on each Date of Grant beginning in 2003:

                                (A) an Option to acquire 7,000 shares of Common
Stock;

                                (B) 400 shares of Restricted Stock; and

                                (C) if in the preceding calendar year the Total
Return for the Company exceeds by three percentage points the NAREIT Total Return, an Option to acquire an additional 3,000 shares of Common Stock.

                (c) Prior to the termination of the Plan, each Director, other than a Year 2000 Director, who is serving in such capacity on each Date of Grant shall be granted on each Date of Grant:

                        (1) an Option to acquire 7,000 shares of Common Stock;

                        (2) 400 shares of Restricted Stock; and

                        (3) if in the preceding calendar year the Total Return for the Company exceeds by three percentage points the NAREIT Total Return, an Option to acquire an additional 3,000 shares of Common Stock.

        3. Section 6(b) of the Plan shall be amended and restated in its entirety as follows:

                "(b) The Special Option granted under the Plan shall be exercisable in the following cumulative installments: (i) the Special Option with respect to 7,000 shares of Common Stock shall be exercisable by any Year 2000 Director on the last Thursday of April, 2001 so long as such Year 2000 Director is a member of the Board on the last Thursday of April, 2000, (ii) the Special Option with respect to 7,000 shares of Common Stock shall be exercisable by any Year 2000 Director on the last Thursday of April, 2002 so long as such Year 2000 Director is a member of the Board on the last Thursday of April, 2001, and (iii) the Special Option with respect to 7,000 shares of Common Stock shall be exercisable by any Year 2000 Director on the last Thursday of April, 2003 so long as such Year 2000 Director is a member of the Board on the last Thursday of April, 2002. Each Option granted under the Plan, other than a Special


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Option, may not be exercised for a period of one year after the Date of Grant.
After an Option, other than a Special Option, becomes exercisable, such Option may be exercised with respect to all shares of Common Stock covered thereby during its term as provided hereunder."